Exhibit No. 99.8

Birner Dental Management Services, Inc.
3801 East Florida Avenue, Suite 508
Denver, Colorado 80210
303-691-0680

FOR IMMEDIATE RELEASE
May 11, 2005

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       ANNOUNCES 63.1% NET INCOME INCREASE
                          FOR THE 1Q '05 VERSUS 1Q `04

DENVER, COLORADO, May 11, 2005. Birner Dental Management Services, Inc. (NASDAQ SmallCap Market: BDMS), operators of PERFECT TEETH dental practices, announced results for the quarter ended March 31, 2005. The Company reported net income of $700,000, or $.53 per share of common stock for the quarter ended March 31, 2005, up 63.1% compared to net income of $429,000, or $.33 per share of common stock for the quarter ended March 31, 2004. Total dental group practice revenue increased $1.5 million, or 13.0%, to $13.4 million for the quarter ended March 31, 2005 compared to total group practice revenue of $11.8 million for the quarter ended March 31, 2004. For the quarter ended March 31, 2005, net revenue increased $1.2 million, or 14.1%, to $9.4 million when compared to net revenue of $8.2 million for the corresponding period in 2004. The Company's earnings before interest, taxes depreciation, amortization and discontinued operations (Adjusted EBITDA) for the quarter ended March 31, 2005 was $1.6 million, up $309,000, or 23.6%, compared to Adjusted EBITDA of $1.3 million for the quarter ended March 31, 2004.

During the quarter ended March 31, 2005, the Company repurchased 35,000 shares of common stock for approximately $669,000 and reduced total debt outstanding by $366,000. As a result, the Company had total debt outstanding on March 31, 2005 of $880,000. On April 7, 2005, the Company purchased, in a single private transaction, 63,682 shares of its common stock for $24 per share. This purchase, of approximately $1.5 million, was financed with the Company's bank line of credit. Fred Birner, Chief Executive Officer, stated "We are very pleased to present the Company's results for the first quarter of 2005. The results for this quarter represent the best in the history of the Company in terms of revenue, net income, earnings per share and EBITDA. We look forward to continued success throughout the remainder of 2005."

Birner Dental Management Services, Inc. acquires, develops, and manages geographically dense dental practice networks in select markets in Colorado, New Mexico, and Arizona. Currently, the Company manages 56 dental offices, of which 36 were acquired and 20 were de novo developments. The Company operates its dental offices under the PERFECT TEETH(R) name.

The Company previously announced it would conduct a conference call to review the quarter ended March 31, 2005 results. In addition to current operating results, the teleconference may include discussion of management's expectation of future financial and operating results. The call will be held on Wednesday, May 11, 2005, at 8:30 a.m. MDT. To participate in this conference call, dial in to 1-800-946-0741 and refer to "Birner Dental Management Services, Inc." approximately five minutes prior to the scheduled time. If you are unable to join in on the conference call on May 11th, the rebroadcast number is 1-888-203-1112 with the pass code of 4771791. This rebroadcast will be available through May 25, 2005.

Certain of the matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. These include statements regarding the Company's growth prospects and performance in 2005 and other future periods. These and other risks are set forth in the reports filed by the Company with the Securities and Exchange Commission.

For Further Information Contact:
Birner Dental Management Services, Inc.
Dennis Genty
Chief Financial Officer
(303) 691-0680

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                        Quarters Ended March 31,
                                                                   -------------------------------------
                                                                      2004                       2005
                                                                      ----                       ----
NET REVENUE (a)                                                   $ 8,210,196                $ 9,367,731
DIRECT EXPENSES:
    Clinical salaries and benefits                                  3,029,606                  3,486,150
    Dental supplies                                                   462,424                    533,338
    Laboratory fees                                                   628,638                    628,496
    Occupancy                                                         875,148                    960,216
    Advertising and marketing                                         146,088                    259,442
    Depreciation and amortization                                     467,741                    424,372
    General and administrative                                        939,541                    980,113
                                                                  -----------                -----------
                                                                    6,549,186                  7,272,127
                                                                    _________
                                                                                             -----------
    Contribution from dental offices                                1,661,010                  2,095,604

CORPORATE EXPENSES:
       General and administrative                                     818,089                    900,488
       Depreciation and amortization                                   56,597                     36,674
                                                                  -----------                -----------

    Operating income                                                  786,324                  1,158,442
    Interest expense (income), net                                     26,102                     (7,632)
                                                                  -----------                -----------
    Income from continuing  operations
       before income taxes                                            760,222                  1,166,074
    Income tax expense                                               (304,089)                  (466,431)
                                                                  -----------                -----------
    Income from continuing operations                                 456,133                    699,643

DISCONTINUED OPERATIONS
      Operating (loss) attributable to assets disposed of             (45,195)                         -
     Income tax benefit                                                18,078                          -
                                                                  -----------                 ----------

 Loss on discontinued operations                                      (27,117)                         -
                                                                  -----------                 ----------

    Net income                                                    $   429,016                 $  699,643
                                                                  ===========                 ==========


Net income per share of Common Stock - Basic:
    Continuing operations                                         $     .38                   $     .59
    Discontinued operations                                            (.02)                          -
                                                                  ---------                   ---------

Net income per share of Common Stock - Basic                      $     .36                   $     .59
                                                                  =========                   =========

Net income per share of Common Stock - Diluted:
    Continuing operations                                         $     .35                   $     .53
    Discontinued operations                                            (.02)                          -
                                                                  ---------                   ---------

Net income per share of Common Stock - Diluted                    $     .33                   $     .53
                                                                  =========                   =========

Weighted average number of shares of Common Stock
and dilutive securities:
    Basic                                                         1,188,651                   1,190,098
                                                                  =========                   =========

    Diluted                                                       1,296,610                   1,310,523
                                                                  =========                   =========

a) Total dental group practice revenue less amounts retained by group practices. Dental practice revenue was $13,350,407 for the three months ended March 31, 2005 compared to $11,809,840 for the three months ended March 31, 2004.

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                                                   December 31,           March 31,
                                     ASSETS                                           2004                  2005
                                                                                  --------------        ------------
CURRENT ASSETS:
    Cash and cash equivalents                                                       $   756,181          $ 1,060,934
    Accounts receivable, net of allowance for doubtful accounts
       of $232,543 and $227,347, respectively                                         2,976,186            3,699,019
    Deferred tax asset                                                                  135,826              135,826
    Income tax receivable                                                                80,318                    -
    Prepaid expenses and other assets                                                   800,671              708,097
                                                                                    -----------          -----------
                Total current assets                                                  4,749,182            5,603,876

PROPERTY AND EQUIPMENT, net                                                           3,164,124            3,109,072

OTHER NONCURRENT ASSETS:
    Intangible assets, net                                                           13,787,093           13,599,483
    Deferred charges and other assets                                                   159,440              158,558
                                                                                    -----------          -----------

                Total assets                                                        $21,859,839          $22,470,989
                                                                                    ===========          ===========

                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses                                           $ 4,637,927          $ 5,335,314
    Income taxes payable                                                                      -              386,113
    Current maturities of long-term debt                                                167,217              170,537
                                                                                    -----------          -----------
             Total current liabilities                                                4,805,144            5,891,964

LONG-TERM LIABILITIES:
    Deferred tax liability, net                                                         670,893              670,893
    Long-term debt, net of current maturities                                         1,078,711              709,745
    Other long-term obligations                                                         176,741              176,101
                                                                                    -----------          -----------
                Total liabilities                                                     6,731,489            7,448,703


SHAREHOLDERS' EQUITY:
    Preferred Stock, no par value, 10,000,000 shares
       authorized; none outstanding                                                           -                    -
    Common Stock, no par value, 20,000,000 shares
       authorized; 1,203,511 and 1,208,510 shares issued and
       outstanding, respectively                                                     12,125,811           11,557,072
    Retained earnings                                                                 3,002,539            3,465,214
                                                                                    -----------          -----------
                Total shareholders' equity                                           15,128,350           15,022,286
                                                                                    -----------          -----------

                Total liabilities and shareholders' equity                          $21,859,839          $22,470,989
                                                                                    ===========          ===========

Although Adjusted EBITDA is not a generally accepted accounting principles measure of performance or liquidity, the Company believes that it may be useful to an investor in evaluating its performance. However, investors should not consider this measure in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with generally accepted accounting principles. In addition, because Adjusted EBITDA is not calculated in accordance with generally accepted accounting principles, it may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of Adjusted EBITDA can be made by adding Discontinued operations (before income tax expense), Depreciation and amortization - Offices, Depreciation and amortization - Corporate, Interest expense, net and Income tax expense to Net income as in the table below.



                                                     Quarters Ended
                                                        March 31,
                                              -----------------------------
                                                 2004               2005
                                                 ----               ----
RECONCILIATION OF Adjusted EBITDA:
    Net income                                $   429,016       $   699,643
    Discontinued operations -
        (before income tax expense)                45,195                 -
    Depreciation and amortization - Offices       467,741           424,372
Depreciation and amortization - Corporate          56,597            36,674
Interest expense, net                              26,102           (7,632)
Income tax expense                                286,011           466,431
                                              -----------       -----------

Adjusted EBITDA                               $ 1,310,662       $ 1,619,488
                                              ===========       ===========



Total dental group practice revenue is the revenue generated at the Company's offices from professional services provided to its patients. Amounts retained by group practices represents compensation expense to the dentists and hygienists and is subtracted from total dental group practice revenue to arrive at net revenue. The Company reports net revenue in its financial statements to comply with Emerging Issues Task Force Issue No. 97-2, Application of SFAS No. 94 (Consolidation of All Majority Owned Subsidiaries) and APB Opinion No. 16 (Business Combinations) to Physician Practice Management Entities and Certain Other Entities With Contractual Management Arrangements. Total dental group practice revenue is disclosed because it is a critical component for management's evaluation of office performance. However, investors should not consider this measure in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with generally accepted accounting principles.



                                                     Quarters Ended
                                                       March 31,
                                             -----------------------------
                                                 2004              2005
                                             ---------------- ------------

Total dental group practice revenue          $ 11,809,840     $ 13,350,407
Amounts retained by group practices            (3,599,644)      (3,982,676)
                                             -------------    ------------
Net revenue                                  $  8,210,196     $  9,367,731
                                             ============     ============